EXHIBIT 10.1b
                                                                   -------------



                        RIVERSIDE FOREST PRODUCTS LIMITED

                                   ADDENDUM TO
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         This Addendum to the Registration Rights Agreement (this "ADDENDUM") is made as of March 31, 2004, among Riverside Forest Products Limited, the Current Guarantors, Lignum Limited ("Lignum") and the Initial Purchasers. Terms used, but not defined herein, have the meanings assigned thereto in the Registration Rights Agreement, dated as of February 25, 2004, among the Company, the Current Guarantors and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

         On the date hereof, the Company consummated the Acquisition. Section 10(e) of the Registration Rights Agreement provides that Lignum shall deliver this Addendum upon the consummation of the Acquisition.

                                    AGREEMENT

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree to as follows:

         1. REGISTERED EXCHANGE OFFER. Lignum hereby acknowledges that it has reviewed the Exchange Offer obligations set forth in Section 3 of the Registration Rights Agreement. Lignum agrees that it shall be bound by the Exchange Offer obligations set forth in Section 3 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         2. SHELF REGISTRATION. Lignum hereby acknowledges that it has reviewed the Shelf Registration obligations set forth in Section 4 of the Registration Rights Agreement. Lignum agrees that it shall be bound by the Shelf Registration obligations set forth in Section 4 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         3. SPECIAL INTEREST. Lignum hereby acknowledges that it has reviewed the Special Interest obligations set forth in Section 5 of the Registration Rights Agreement. Lignum agrees that it shall be jointly and severally bound by the Special Interest obligations set forth in Section 5 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         4. REGISTRATION PROCEDURES. Lignum hereby acknowledges that it has reviewed the registration procedures set forth in Section 6 of the Registration Rights Agreement. Lignum agrees that it shall comply with the registration procedures set forth in Section 6 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.


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         5.       INDEMNIFICATION. Each of the Current Guarantors and Lignum
hereby acknowledges that it has reviewed the indemnification and contribution obligations set forth in Section 8 of the Registration Rights Agreement. Each of the Current Guarantors and Lignum agree that it shall be jointly and severally bound by the indemnification and contribution obligations set forth in Section 8 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         6. AGREEMENT TO BE BOUND. Lignum hereby acknowledges that it has reviewed all of the other Sections, terms and provisions of the Registration Rights Agreement. Lignum agrees that it shall be bound by all of the other Sections, terms and provisions of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         7. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii)     if to the Company, the Current Guarantors or Lignum

                                    Riverside Forest Products Limited
                                    820 Guy Street
                                    Kelowna, B.C. V1Y 7R5
                                    Telecopier No.: (250) 861-6991
                                    Attention:  Chief Financial Officer

                                    With a copy to:

                                    Bull, Housser & Tupper
                                    1055 West Georgia Street, Suite 3000
                                    Vancouver, B.C. V6E 3R3
                                    Telecopier No.: (604) 646-2510
                                    Attention: Marion Shaw

                                    and

                                    Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Attention: Andrew Foley
                                    Telecopier: (212) 492-0078

                  (iii)    if to the Initial Purchasers:

                                    Bear, Stearns & Co. Inc.
                                    Harris Nesbitt Corp.
                                    HSBC Securities (USA) Inc.
                                    c/o Bear, Stearns & Co. Inc.
                                    383 Madison Avenue


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                                    New York, NY, 10179
                                    Telecopier No. (212) 272-3092
                                    Attention: Corporate Finance Department

                                    With a copy to:

                                    Latham & Watkins LLP
                                    885 Third Avenue, Suite 1000
                                    New York, New York 10022
                                    Attention: Marc D. Jaffe

         All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         8. SUCCESSORS AND ASSIGNS. This Addendum shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture.

         9. COUNTERPARTS. This Addendum may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         10. CONSENT TO JURISDICTION. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Addendum or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States hereby irrevocably appoints CT Corporation System of New York, New York, which currently maintains a New York City office at 111 Eighth Avenue, New York, New York 10011, United States of America, as its authorized agent (the "AUTHORIZED AGENT") to receive service of process or other legal summons for purposes of any such action or proceeding


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that may be instituted in any state or federal court in the City and State of
New York. The Company, each of the Current Guarantors and Lignum agree that service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         11. OBLIGATION CURRENCY. The obligation of the Company, the Current Guarantors or Lignum in respect of any sum due to any Initial Purchaser or Holder shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser or Holder, as the case may be, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser or the Holder, as the case may be, may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Company, the Current Guarantors and Lignum agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser or Holder, as the case may be, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

         12. CAPTIONS. The headings in this Addendum are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         13. CONSTRUCTION. THIS ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. TIME IS OF THE ESSENCE IN THIS ADDENDUM.



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         The parties hereto have executed this Addendum as of the date first set forth above.

                                    Very truly yours,

                                    RIVERSIDE FOREST PRODUCTS LIMITED


                                    By: /s/ Michael E. Moore
                                        ---------------------------------------
                                        Name:   Michael E. Moore
                                        Title:  Secretary Treasurer and
                                                Chief Financial Officer



                                    RFP POWER LTD.


                                    By: /s/ Michael E. Moore
                                        ---------------------------------------
                                        Name:   Michael E. Moore
                                        Title:  Secretary Treasurer



                                    RFP TIMBER LTD.


                                    By: /s/ Michael E. Moore
                                        ---------------------------------------
                                        Name:   Michael E. Moore
                                        Title:  Secretary Treasurer



                                    LIGNUM LIMITED


                                    By: /s/ Michael E. Moore
                                        ---------------------------------------
                                        Name:   Michael E. Moore
                                        Title:  Assistant Secretary

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.


By:
     -------------------------------
     Name:
     Title:


HARRIS NESBITT CORP.


By:
     -------------------------------
     Name:
     Title:


HSBC SECURITIES (USA) INC.


By:
     -------------------------------
     Name:
     Title:


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